UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2017 (April 12, 2017)

WARRIOR MET COAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38061	81-0706839
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16243 Highway 216, Brookwood, AL		35444
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (205) 554-6150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 12, 2017, Mr. J. Brett Harvey was appointed by the Board of Directors (the “Board”) of Warrior Met Coal, Inc., a Delaware corporation (the “Company”), as a member of the Board and as a member of the Compensation Committee of the Board and the Environmental, Health & Safety Committee of the Board, in each case immediately after the effectiveness of the Company’s Registration Statement filed on March 7, 2017, as amended (File No. 333-216499) (the “Registration Statement”), with the Securities and Exchange Commission (the “Commission”). Mr. Harvey will receive compensation as an independent non-employee director as set forth under “Management—Director Compensation Following this Offering” in the Registration Statement, which description is incorporated herein by reference and attached hereto as Exhibit 99.1.

In connection with the closing of the Company’s initial public offering of its common stock, par value $0.01 per share (the “Offering”), which closing is anticipated to occur on April 19, 2017, the Company will enter into an indemnification agreement with Mr. Harvey on the same terms as the Company’s form of indemnification agreement for directors and executive officers. A description of the Company’s form of indemnification agreement is set forth under “Description of Our Capital Stock—Limitation of Liability and Indemnification Matters” in the Registration Statement, which description is incorporated herein by reference and attached hereto as Exhibit 99.2.

There are no arrangements or understandings between Mr. Harvey and any other person pursuant to which he was selected as a director. Mr. Harvey does not have a family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. Harvey has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Copy of “Management—Director Compensation Following this Offering” from the Registration Statement.

99.2	Copy of “Description of Our Capital Stock—Limitation of Liability and Indemnification Matters” from the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: April 18, 2017	By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Copy of “Management—Director Compensation Following this Offering” from the Registration Statement.

99.2	Copy of “Description of Our Capital Stock—Limitation of Liability and Indemnification Matters” from the Registration Statement.